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                                                                    Exhibit 23.2










                       Consent of Independent Accountants



The Board of Directors
Consep, Inc.


We consent to the use of our report dated February 13, 1998 included in Amendment No. 1 to the Registration Statement and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG PEAT MARWICK LLP

                                          KPMG PEAT MARWICK LLP



Portland, Oregon
October 21, 1998